Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
(14)	Commitments and Contingencies

Operating Leases

The Company leases office space and office equipment under operating leases, which expire at various times through February 2016. Excluding the lease liability activity described in Note 9, rent expense under these operating leases was $0.2 million and $47,000 for the three months ended September 30, 2011 and 2012, respectively. Excluding the lease liability activity described in Note 9, rent expense under these operating leases was $0.6 million and $0.1 million for the nine months ended September 30, 2011 and 2012, respectively. The following table summarizes future minimum lease payments as of September 30, 2012 (in thousands):

2012	$320
2013	1,016
2014	1,040
2015	1,063
2016	276
Total minimum lease payments	$3,715

The lease agreement for the Company's facility in East Norriton, Pennsylvania requires the Company to provide security and restoration deposits totaling $2.2 million to the landlord. The Company has deposited $1.0 million with the landlord as a security deposit, which amount was recorded as a non-current other asset on the Company's balance sheet as of December 31, 2011 and September 30, 2012. As of September 30, 2012, an outstanding letter of credit is satisfying the remaining restoration deposit obligation of $1.2 million. At the end of the lease term, the landlord has the right to require the Company to utilize the funds collateralizing this letter of credit to restore the facility to its original condition. The letter of credit is collateralized by an account held at the bank. The bank recently informed the Company that it will not renew the letter of credit beyond December 2, 2012. Therefore, the Company will need to seek a new letter of credit or deposit cash of up to $1.2 million in an account to satisfy its deposit obligation.